Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 9, 2024 (this “Agreement”), is among NUVEEN GLOBAL CITIES REIT OP, LP, a Delaware limited partnership (the “Borrower”), NUVEEN GLOBAL CITIES REIT, INC., a Maryland corporation (“Parent”), the other Loan Parties solely for the purpose of Section IV hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Agent”), and each of the Lenders party hereto.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto and the Agent are parties to the Amended and Restated Credit Agreement, dated as of September 30, 2021 (as amended, restated, modified or supplemented prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrower has requested that the Agent and Lenders enter into this Agreement to amend the Existing Credit Agreement as more particularly set forth herein, and the Agent and the Lenders party hereto (constituting Requisite Lenders) have agreed to do so subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.	AMENDMENTS. Pursuant to Section 13.6 of the Existing Credit Agreement, the parties hereto agree that, as of the Second Amendment Effective Date, the Existing Credit Agreement is amended as follows:

A. Section 9.4(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Within sixty (60) days after the end of each fiscal quarter of the Borrower, a certificate substantially in the form of Exhibit J (an “Unencumbered Property Certificate”) setting forth the information to be contained therein, including without limitation (i) a calculation of the Net Operating Income of each Unencumbered Property as of the last day of such fiscal quarter, and (ii) for each Property added as an Unencumbered Property during such fiscal quarter (i.e., each Property included in the calculation of Unencumbered Asset Value for such fiscal quarter that was not included in such calculation for the immediately preceding fiscal quarter), an operating summary with respect to such Property, including, without limitation, a quarterly and year-to-date statement of Net Operating Income and a leasing/occupancy status report, including Occupancy Rate, together with a current rent roll for such Property;”

B. Section 9.4(e) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the text “[Reserved];”.

C. Section 9.4(f) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) No later than ninety (90) days after the beginning of each fiscal year of the Borrower, projected balance sheets, operating statements, profit and loss projections and cash flow budgets of the Borrower and its Subsidiaries on a consolidated basis for each quarter of such fiscal year, all itemized in reasonable detail, including in the case of the cash flow budgets, excess operating cash flow, availability under this Agreement, unused availability under committed development loans, unfunded committed equity and any other committed sources of funds, as well as, cash obligations for acquisitions, unfunded development costs, capital expenditures, debt service, overhead, dividends, maturing Property loans, hedge settlements and other anticipated uses of cash. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Borrower, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1 and at the end of each fiscal quarter of such fiscal year;”

D. Section 10.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Minimum Net Asset Value. The Parent shall not permit Net Asset Value as of the last day of any fiscal quarter to be less than (i) 75% of the Net Asset Value as of the fiscal quarter most recently ended prior to the Effective Date plus (ii) 75% of the Net Proceeds of all Equity Issuances effected at any time after such fiscal quarter end (with Net Proceeds calculated net of any redemption of shares, units or other ownership interest in the Parent or any of its Subsidiaries during such period, but to be no less than zero) by the Parent or any of its Subsidiaries to any Person other than the Parent or any of its Subsidiaries.”

E. Exhibit J to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth at Annex A hereto.

II.

REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, makes, on the effective date of this Agreement, the representations and warranties in Article VII of the Credit Agreement and the other Loan Documents, and confirms that such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date. Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

III.	CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “Second Amendment Effective Date”) on which the following conditions are satisfied:

A.	The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, Requisite Lenders and the Agent.

B.

The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent, the Arranger and the Lenders on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

C.	As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

IV.

CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty, and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

V.	MISCELLANEOUS.

A.	Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.

On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.	This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 13.4 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.

Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

NUVEEN GLOBAL CITIES REIT OP, LP, as Borrower
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its advisor

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NUVEEN GLOBAL CITIES REIT, INC., as Parent
By:	Nuveen Real Estate Global Cities Advisors, LLC,
its advisor

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

NUVEEN GLOBAL CITIES REIT, INC. By: Nuveen Real Estate Global Cities Advisors, LLC, its advisor

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NR DENVER INDUSTRIAL PORTFOLIO LLC

NR 844 NORTH LLC

NR KIRKLAND CROSSING LLC

NR HENDERSON 215 LLC

NR DEFOOR HILLS LLC

By: Nuveen Global Citites REIT OP, LP, its member

By: Nuveen Global Cities REIT, Inc., its general partner

By: Nuveen Real Estate Global Cities

Advisors, LLC, its advisor

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NR 1 NATIONAL STREET LLC

NR EAST SEGO LILY LLC

NR GLOBE STREET INDUSTRIAL LLC

NR 9725 DATAPOINT DRIVE LLC

NR MOB 4600 BILL GARDNER HIGHWAY LLC

NR MOB 1335 NORTH MILL STREET LLC

NRNX MOB 2945 WILDERNESS PLACE VENTURE LLC

NR SAN ANTONIO INDUSTRIAL BUILDING LLC

NR RESERVE AT STONEBRIDGE LLC

NR MID CITIES PARKWAY LLC

NR TRAIN COURT LLC

NR MOB BUCKS TOWN LLC

NR MOB BUCKS TOWN MEMBER LLC

NR MOB BUCKS TOWN II LLC

NR MOB 1429 HIGHWAY 6 MEMBER LLC

NR MOB 1429 HIGHWAY 6 LLC

NR BROOKHILL DC 3 LLC

NR EASTPORT 8 LLC

NR PINE FOREST 18 LLC

NR PINEWAY BUSINESS CENTER LLC

NR WEST 11TH STREET DC LLC

NR MOB 620 ROSEVILLE MEMBER LLC

NR MOB 620 ROSEVILLE LLC

NR THE CANYONS LLC

NR TAMPA GATEWAY LAKES LLC
NR TAMPA CRENSHAW LLC
NR TAMPA LAKELAND INTERSTATE LLC

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

NR 610 JUNCTION LLC
NR 35 SOUTH BC LLC
NR MCMULLEN LLC
NR MLK LLC
NR TAMPA MEDICAL LLC
NR FEDERAL NORTH LLC
NR WILSONVILLE LOGISTICS CENTER LLC
NR SULLIVAN ATL HOLDCO LLC
NR SULLIVAN TX HOLDCO LLC
NR ALLIANCE COMMERCE CENTER LLC

By:	Nuveen Real Estate Global Cities Advisors, LLC,
its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NRNX MOB BUCKS TOWN VENTURE LLC
By:	NR MOB Bucks Town Member LLC,
its managing member
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NRNX MOB BUCKS TOWN II VENTURE LLC
By:	NR MOB Bucks Town Member LLC,
its managing member
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NRNX MOB 1429 HIGHWAY 6 VENTURE LLC
By:	NR MOB 1429 Highway 6 Member LLC,
its managing member
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

NRNX MOB 620 ROSEVILLE VENTURE LLC
By:	NR MOB Roseville Member LLC,
its managing member
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NR BROOKSON FLATS LP
By:	Nuveen Global Cities REIT Subsidiary GP LLC,
its general partner
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NR PERIMETERS EDGE LP
By:	Nuveen Global Cities REIT Subsidiary GP LLC,
its general partner
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NR CAMP CREEK I LLC
NR CAMP CREEK II LLC
NR CAMP CREEK III LLC
NR CAMP CREEK IV LLC
By: NR Sullivan ATL Holdco LLC,
its managing member
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

NR MCKINNEY POB I LLC
NR MCKINNEY POB II LLC
By: NR Sullivan TX Holdco LLC,
its managing member
By:	Nuveen Real Estate Global Cities
Advisors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NR SN FLORIDA A, LLC
NR SN GEORGIA A, LLC
NR SN NC A, LLC
NR SN TENNESSEE A, LLC
NR SN TEXAS A, LLC
NR SN ARIZONA A, LLC

By:	NR Sparrow Realty I, LLC, its sole member
By:	Global Cities REIT Holding Company LLC,
its managing member
By:	Nuveen Atlernative Adivsors, LLC, its manager

By:	/s/ Paul Choi
Name: Paul Choi
Title: Authorized Signer

NR MP CP TRS LLC
GC MP PALM BAY LLC
GC MP IMPERIAL, LLC
GC MP ADVANTAGE, LLC
GC MP BRIGHTON LLC
GC MP PFLUGERVILLE, LLC
By:	NR MP CP Holding Company LLC, its sole member
By:	NR MP CP Venture LLC, its sole member
By:	Frigatebird CP Holdings LLC, its manager

By:	/s/ Kurt O’Brien
Name: Kurt O’Brien
Title: Authorized Signatory

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Rebecca Ghermezi
Name: Rebecca Ghermezi
Title: Vice President

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, AMONG NUVEEN GLOBAL CITIES REIT OP, LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Truist Bank, as a Lender

By:	/s/ Toby Coons
Name: Toby Coons
Title: Director

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

Bank of America, N.A., as a Lender

By:	/s/ Andrew Gal
Name: Andrew Gal
Title: Vice President

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Neil Laird Troeger
Name: Neil Laird Troeger
Title: Authorized Signatory

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

U.S. Bank, National Association, as a Lender

By:	/s/ Christopher Coburn
Name: Christopher Coburn
Title: Senior Vice President

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, AMONG NUVEEN GLOBAL CITIES REIT OP, LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Capital One, National Association, as a Lender

By:	/s/ Mabel Bernstein
Name: Mabel Bernstein
Title: Authorized Signatory

[Second Amendment to Amended and Restated Credit Agreement (Global Cities)]

ANNEX A

Exhibit J to Credit Agreement

EXHIBIT J

FORM OF UNENCUMBERED PROPERTY CERTIFICATE

[______ __, 20__]

Reference is made to the Amended and Restated Credit Agreement dated as of September 30, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Nuveen Global Cities REIT OP, LP (the “Borrower”), Nuveen Global Cities REIT, Inc. (“Parent”), the financial institutions party thereto (including any financial institution which joined pursuant to Section 2.17 thereof) and their assignees under Section 13.5. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties from time to time party thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

Pursuant to Section [6.1.(a)(ix)]1 [9.4.(d)]2 of the Credit Agreement, the undersigned hereby certifies to the Administrative Agent, the Issuing Bank and the Lenders that:

1. Attached hereto as Annex 1 is a true, complete and correct list of all Unencumbered Properties as of the date hereof. The Unencumbered Properties listed on Annex 1 conform and comply with the conditions, terms, representations and warranties, and covenants set forth in the Credit Agreement, including without limitation Section 10.1.(i).

2. Attached hereto as Annex 2 is a reasonably detailed calculation of (i) the Unencumbered Asset Value and (ii) the Net Operating Income of each Unencumbered Property, in each case together with supporting information required in connection with the calculation thereof. The information set forth in Annex 2 is true, complete and correct as of the close of business on ____________, 20___ (the “Statement Date”) and has been prepared in accordance with the provisions of the Credit Agreement.

3. [Attached hereto as Annex 3 is, for each Property added as an Unencumbered Property during such fiscal quarter (i.e., each Property included in the calculation of Unencumbered Asset Value for such fiscal quarter that was not included in such calculation for the immediately preceding fiscal quarter), an operating summary with respect to such Property, including, without limitation, a quarterly and year-to-date statement of Net Operating Income and a leasing/occupancy status report, including Occupancy Rate, together with a current rent roll for such Property.]3

[Signatures on Following Page]

[1]	Insert reference for Unencumbered Property Certificate delivered on the Effective Date.
[2]	Insert reference for Unencumbered Property Certificates delivered after the Effective Date.
[3]	Insert if applicable.

IN WITNESS WHEREOF, the undersigned has signed this Unencumbered Property Certificate on and as of ___________, 20__.

NUVEEN GLOBAL CITIES REIT OP, LP

By: Nuveen Global Cities REIT, Inc., its general partner
By: Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:
Name:
Title:

Annex 1

List of Unencumbered Properties

Annex 2

Calculations

($ in 000’s)

Unless otherwise indicated, the calculations below have been made as of the Statement Date with respect to the most recently ended fiscal quarter.

(1)	Unencumbered Asset Value

See calculation at Item 7 of Schedule 2 attached to Exhibit I (Form of Compliance Certificate)

(2)	Net Operating Income of each Unencumbered Property

Unencumbered Property: _____________________________

Net Operating Income for such Unencumbered Property equals the sum of the following (without duplication and determined on a consistent basis with prior periods):

(a)	rents and other revenues received in the ordinary course from such Property (including proceeds from rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable) but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent)	$______

(b)	minus all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses of the Parent and its Subsidiaries and any property management fees)	$______

(c)	minus the Reserve for Replacements for such Property as of the end of such period	$______

(d)	minus the greater of (i) the actual property management fee paid during such period with respect to such Property and (ii) an imputed management fee in an amount equal to 3% of the gross revenues for such Property for such period	$______

	Net Operating Income:	$______

Unencumbered Property: _____________________________ Reserve for Replacements with respect to such Unencumbered Property equals:

(a)	the amount set forth on Schedule 1.3. to the Credit Agreement by Property type	$______

(b)	the number of days in such period	______
	Reserve for Replacements [Line (a) x Line (b) ÷ (365)]	$______

[Annex 3

Operating Summaries]